                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2000
                   -------------------------------------------
                Date of Report (Date of earliest event reported):

                              VARSITYBOOKS.COM INC.
                   -------------------------------------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                            333-89049                           54-1876848
        --------------                       --------------                      --------------
(State or Other Jurisdiction of         (Commission File Number)    (IRS Employer Identification Number)
 Incorporation or Organization)



                               2020 K Street, N.W.
                                    6th Floor
                              Washington, DC 20006
                   -------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (202) 667-3400
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

        Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not Applicable.

ITEM 5.    OTHER EVENTS

        The Company issued a press release on February 28, 2000, announcing its results for the fourth quarter and year ended December 31, 1999.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b) Not Applicable.

(c)     Exhibits.

  EXHIBIT NO.                                       DESCRIPTION
----------------    -----------------------------------------------------------

     99.1           Press release issued by the Company on February 28, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not Applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    VARSITYBOOKS.COM INC.

Date:  March 6, 2000                By:     /s/ Eric J. Kuhn
                                            ----------------
                                            Eric J. Kuhn